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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): April 1, 2004


                         INTERNATIONAL STEEL GROUP INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                    1-31926                71-0871875
-------------------------------     ------------         -------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)             File Number)         Identification No.)

 3250 Interstate Drive, Richfield, Ohio                     44286-9000
----------------------------------------              -----------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (330) 659-9100
                                                    --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         On April 1, 2004, International Steel Group Inc. (the "Company") announced that it intends to offer $600 million of its Senior Notes due 2014 in a transaction exempt from the registration requirements of the Securities Act of 1933. Pursuant to Rule 135c of the Securities Act, the Company is filing herewith the press release issued April 1, 2004 as Exhibit 99.1 hereto.

         The Senior Notes to be offered will not be and have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      The following exhibits are furnished with this report:

                  Exhibit
                  Number   Description
                  ------   -----------

                  99.1     Press release, dated April 1, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     INTERNATIONAL STEEL GROUP INC.



                                     By:   /s/ Brian D. Kurtz
                                           -----------------------------
                                            Name: Brian D. Kurtz
                                            Title: Vice President, Finance
                                                   and Treasurer

Dated:  April 2, 2004


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                                INDEX TO EXHIBITS
                                -----------------



        EXHIBIT
        NUMBER           EXHIBIT
        ------           -------

         99.1            Press release, dated April 1, 2004.